FINANCING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2016
Other Income, Nonoperating [Abstract]
Schedule of Financing Income, Net
	US dollars
	Year ended December 31,
(in thousands)	2016	2015	2014

Short-term interest expenses, commissions and other	46	77	14
Gains in respect of marketable securities	115	666	133
Interest income in respect of long-term loans	225	-	-
Interest income in respect of deposits	1,944	773	982
Exchange rate differences and others, net	(274)	(327)	575
	2,056	1,189	1,704